UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2019

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02	Unregistered Sales of Equity Securities and Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 24, 2019, Delcath Systems, Inc. (the “Company”) implemented a 1-for-700 reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (the “Common Stock”) (the “Reverse Split”). The Reverse Split was effected by the filing of a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Certificate of Amendment did not change the number of shares of Common Stock authorized for issuance by the Company, the par value of the Common Stock, or any other terms of the Common Stock. The foregoing description of the Certificate of Amendment is a summary only, is not intended to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Pursuant to a reset formula included in the terms of the Company’s Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock (collectively, the “Preferred Stock”), as a result of the Reverse Split the conversion price of the Preferred Stock was reduced from $42.00 per share (after giving effect to the Reverse Split) to $25.36 per share and an additional 648,673 shares of Common Stock became issuable upon the conversion of the outstanding Preferred Stock. Accordingly, after giving effect to this adjustment, a total of 1,637,208 shares of Common Stock are issuable upon the conversion of the outstanding shares of Preferred Stock.

Pursuant to a similar reset formula included in the terms of the Company’s warrants issued in connection with the sale of the Preferred Stock (the “2019 Warrants”), as a result of the Reverse Split the exercise price of the 2019 Warrants was reduced from $42.00 per share (after giving effect to the Reverse Split) to $25.36 per share. As a result of such reset formula, the number of shares of Common Stock issuable upon the exercise of the outstanding 2019 Warrants also was proportionately increased by 657,547 shares. Accordingly, after giving effect to these adjustments, a total of 1,659,539 shares of Common Stock are issuable upon the exercise of the outstanding 2019 Warrants.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company effective December 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: December 30, 2019	By:	/s/ Barbra Keck

	Name: Title:	Barbra Keck Chief Financial Officer